UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 14, 2017

NATURAL HEALTH FARM HOLDINGS INC
(Exact name of registrant as specified in charter)

Nevada	000-1621697	61-1744532

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive, Ste 530	89135
Las Vegas, NV

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: (702) 360-0652
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 14, 2017, Michael Gillespie & Associates, PLLC (“Gillespie”) resigned as the Company’s independent registered public accounting firm.

Gillespie issued audit reports on the Company’s financial statements for the years ended September 30, 2016, 2015 and 2014.

The Gillespie reports on the financial statements of the Company for each of the past three years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The Gillespie reports on the financial statements of the Company for the past three years each contained going concern explanatory paragraphs.

During the Company’s three most recent fiscal years and any subsequent interim period preceding Gillespie’s dismissal, there were no reportable events or disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Gillespie, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to Gillespie, and requested that Gillespie furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Gillespie agrees with the statements made by the Company and, if not, stating the respects in which Gillespie does not agree.

A copy of Gillespie’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On October 25, 2017, the Board of Directors of the Company approved the appointment of and engaged M&K CPAs PLLC (“M&K”) as the Company's new independent registered public accounting firm for the Company's fiscal year ended September 30, 2017, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of M&K, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

•	Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Michael Gillespie & Associates, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2017

Natural Health Farm Holdings Inc

/s/ Tee Chuen Meng

Mr. Tee Chuen Meng
Chief Executive Officer